ASSIGNMENT AND ASSUMPTION OF AGREEMENT

FOR VALUE RECEIVED, DOC HOLLIDAY CASINO LLC, DBA DOC HOLLIDAY CASINO (Assignor), hereby assigns to DOC HOLLIDAY CASINO II, LLC DBA DOC HOLLIDAY CASINO II whose mailing address is P O Box 639, Central City, CO  80427 (“Assignee”), the entire Interest of Assignor under that certain Sales Order Contract referencing Sales Order No. 216975 (“77012506”) (“Prior Agreement”), which is attached hereto and incorporated herein by reference, between Assignor and IGT whose address is 9295 Prototype Dr., Reno, NV  89511 (“IGT”).

WHEREAS, the parties hereto wish to confirm the assignment and assumption and further clarify their rights and obligations thereunder;

NOW, THEREFORE, IT IS AGREED, that:

1.

Assignee hereby agrees to assume all of the obligations and duties of Assignor under the terms and conditions of Sales Order Contract # 77012506 and to sign appropriate documents to perfect IGT’s security interest in the equipment.

2.

IGT hereby acknowledges and consents to the foregoing Assignment and Assumption.

3.

As of March 18, 2008, the outstanding principal balance due and owing IGT under Sales Order Contract # 77012506 is One Hundred Eighteen Thousand Eight Hundred Seventy Seven and 72/100 Dollars ($118,877.72) (the “Principal Balance”) and the outstanding interest balance accruing at the rate of eight and one half percent (8.5%) is Nine Thousand One Hundred Ninety Three and 86/100 Dollars ($9,193.86) (the “Interest Balance”).

4.

The Principal Balance and Interest Balance will be combined for a balance of One Hundred Twenty Eight Thousand Seventy One and 58/100 Dollars ($128,071.58) (the “New Principal Balance”) and shall be paid in eighteen (18) consecutive monthly principal and interest installments of Seven Thousand Six Hundred Three and 45/100 Dollars ($7,603.45) commencing April 18, 2008, and continuing on the same day of each month thereafter.  A final consecutive payment of all outstanding principal and interest shall be immediately due and payable September 18, 2009.

5.

Interest will accrue on the outstanding principal balance at a fixed rate of eight and one half percent (8.5%) per annum.  Should this contract go into default, then the terms and conditions under paragraph F of the Prior Agreement will prevail.

6.

Except as shall be inconsistent with the modification set forth herein the terms and conditions of the Prior Agreement shall remain in full force and effect, and are hereby ratified and incorporated herein by reference.

ASSIGNOR

ASSIGNEE

IGT

Doc Holliday Casino LLC

Doc Holliday Casino II, LLC

Doc Holliday Casino

Doc Holliday Casino II

By:

/s/ Fedele V. Scutti

By:

Clifford L. Neuman

By:

Fedele V. Scutti

Clifford L. Neuman

Managing Member

President of Global Casinos, Inc.,

Manager

March 18, 2008

March 18, 2008